UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 7, 2024

Mobileye Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mobileye B.V.

Har Hotzvim, Shlomo Momo HaLevi Street 1

Jerusalem 9777015, Israel

(Address of principal executive offices and zip code)

+972-2-541-7333

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2024, the Board of Directors (the “Board”) of Mobileye Global Inc. (“Mobileye”) appointed Secretary Elaine L. Chao as a member of the Board, effective as of June 7, 2024. The Board has determined that Sec. Chao qualifies as an independent director under the corporate governance standards of the Nasdaq Stock Market LLC. Upon her appointment as a non-employee member of the Board, Sec. Chao will receive the standard compensation paid to each non-employee member of the Board, consisting of (i) an annual grant of restricted stock units (“RSUs”) with a value of $200,000, issued pursuant to the Mobileye 2022 Equity Incentive Plan, subject to 100% vesting on the first anniversary of the grant date of such RSUs, and (ii) an annual retainer of $60,000, paid quarterly in installments, in each case subject to her continued service as a director. As of the time of this filing, the Board has not made a final determination regarding the committees of the Board, if any, to which Sec. Chao will be appointed.

There are no family relationships between Sec. Chao and any director or executive officer of Mobileye. Sec. Chao does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by Mobileye on June 10, 2024 announcing the appointment of Ms. Chao as a member of Mobileye’s Board is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Mobileye Global Inc. press release dated June 10, 2024
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobileye Global Inc.

Date: June 10, 2024	By:	/s/ Professor Amnon Shashua
Professor Amnon Shashua
Chief Executive Officer

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